Exhibit 10.2

WHITING PETROLEUM CORPORATION

PERFORMANCE SHARE AWARD AGREEMENT

THIS PERFORMANCE SHARE AWARD AGREEMENT (this “Agreement”) is made and entered into as of             ,             by and between Whiting Petroleum Corporation, a Delaware corporation with its principal offices at Denver, Colorado (the “Company”), and the executive officer of the Company or one of its affiliates whose signature is set forth on the signature page hereof (the “Participant”).

W I T N E S S E T H :

WHEREAS, the Company has adopted the Whiting Petroleum Corporation 2013 Equity Incentive Plan (the “Plan”) to permit shares of the Company’s common stock (the “Stock”) to be awarded to certain key salaried employees and non-employee directors of the Company and any affiliate of the Company; and

WHEREAS, the Participant is an executive officer of the Company, and the Company desires such person to remain in such capacity and to further an opportunity for his or her stock ownership in the Company in order to increase his or her proprietary interest in the success of the Company;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

1. Award of Performance Shares. Subject to the terms and conditions set forth herein, the Company hereby awards the Participant the number of shares of Stock set forth on the signature page hereof as the target number of shares of Stock subject to this Agreement (the “Target Shares”).

2. Determination of Performance Shares Earned. The number of shares of Stock earned (the “Earned Shares”) at the end of the performance period set forth on Exhibit A (the “Performance Period”) will equal the product of (a) the Target Shares multiplied by (b) the earned percentage (the “Earned Percentage”) for the Performance Period, determined as set forth on Exhibit A.

3. Restrictions; Forfeiture of Unearned Shares. (a) Except as otherwise provided herein, none of the Target Shares may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated until the Compensation Committee of the Board of Directors of the Company (the “Committee”) determines the Earned Percentage and the number of Earned Shares. The Committee will make such determination on a date within six weeks following the end of the Performance Period (the “Release Date”).

(b) If the number of Earned Shares determined by the Committee is greater than the number of Target Shares, then shares of Stock equal to the excess of the Earned Shares over the Target Shares will be issued on the Release Date.

(c) If the number of Earned Shares determined by the Committee is fewer than the number of Target Shares, then shares of Stock equal to the excess of the Target Shares over the Earned Shares will be forfeited to the Company on the Release Date.

4. Issuance of Shares. The Target Shares shall be issued as soon as practicable in the name of the Participant but shall be held in a segregated account by the transfer agent of the Company. Unless forfeited as provided herein, (a) Target Shares that become Earned Shares following the end of the Performance Period shall cease to be held in such segregated account and (b) certificates for such Target Shares and any other Earned Shares shall be delivered, or such shares of Stock shall be transferred electronically, to the Participant on the Release Date, and such delivered or transferred shares of Stock shall become free of the restrictions set forth in Section 3.

5. Transfer After Release Date; Securities Law Restrictions. Notwithstanding anything to the contrary herein, the Participant agrees and acknowledges with respect to any shares of Stock that have not been registered under the Securities Act of 1933, as amended (the “Act”) (a) he or she will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (b) a legend will be placed on the certificates, or an appropriate stop-transfer order shall be entered, for such Stock to such effect.

6. Termination of Employment or Death. If the Participant’s employment with the Company (as applicable) is terminated for any reason (including death) prior to the Release Date, all Stock that has not been earned and released shall be forfeited to the Company on the date on which such termination of status occurs.

7. Certificate Legend. In addition to any legends placed on certificates for the Stock subject to this Agreement under Section 5 hereof, each certificate for shares of such Stock may bear the following legend:

“THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE WHITING PETROLEUM CORPORATION 2013 EQUITY INCENTIVE PLAN AND A PERFORMANCE SHARE AWARD AGREEMENT BETWEEN WHITING PETROLEUM CORPORATION AND THE REGISTERED OWNER HEREOF. A COPY OF SUCH PLAN AND SUCH AGREEMENT MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF WHITING PETROLEUM CORPORATION.”

When the restrictions imposed by Section 3 hereof terminate, the Participant shall be entitled to have the foregoing legend removed from the certificates representing such Stock that has been earned.

8. Voting Rights; Dividends and Other Distributions. (a) While the Target Shares are subject to restrictions under Section 3 and prior to any forfeiture thereof, the Participant may exercise full voting rights for the Target Shares registered in his or her name and held in a segregated account hereunder. The Participant shall have no voting rights with respect to any other shares of Stock subject to this Agreement until such time, if any, as such shares of Stock have been earned and released.

(b) If any dividends or other distributions are paid or made on shares of Stock while the restrictions under Section 3 apply and prior to any forfeiture of Stock subject to this Agreement, then the Participant shall be credited with dividends, distributions or equivalents (collectively, “Dividends”) on the shares of Stock subject to this Agreement as if such shares were issued and outstanding on the payment date; provided that such Dividends shall be subject to the same terms, conditions, restrictions and risk of forfeiture as the shares of Stock with respect to which they were credited, and shall be paid at the same time as, and to the same extent that, the shares of Stock with respect to which they were credited become Earned Shares and are released.

(c) Subject to the provisions of this Agreement, prior to the forfeiture of the Target Shares, the Participant shall have all other rights of holders of Stock with respect to the Target Shares.

9. Tax Withholding. (a) It shall be a condition of the obligation of the Company to issue or release from the segregated account shares of Stock and Dividends to the Participant, and the Participant agrees, that the Participant shall pay to the Company upon demand such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes incurred by reason of the award of the Stock or Dividends or as a result of the termination of the restrictions on such Stock or Dividends hereunder.

(b) The Participant may satisfy the Company’s withholding tax requirements with respect to shares of Stock by electing to have the Company withhold that number of shares of Stock otherwise deliverable to the Participant from the segregated account hereunder or otherwise issuable to the Participant to deliver to the Company a number of shares of Stock, in each case, having a Fair Market Value (as defined in the Plan) on the Tax Date (as defined below) equal to the minimum amount required to be withheld as a result of the termination of the restrictions on or issuance of such shares of Stock. The election must be made in writing and must be delivered to the Company prior to the Tax Date. If the number of shares of Stock so determined shall include a fractional share, the Participant shall deliver cash in lieu of such fractional share. All elections shall be made in a form approved by the Committee and shall be subject to disapproval, in whole or in part, by the Committee. As used herein, “Tax Date” means the date on which the Participant must include in his or her gross income for federal income tax purposes the fair market value of shares of Stock over the purchase price therefor, if any.

10. Powers of Company Not Affected. The existence of the Stock subject to this Agreement shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company’s capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Stock subject to this Agreement or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Participant any right to continue in the employment of the Company, or interfere with or limit in any way the right of the Company to terminate the Participant’s employment at any time.

11. Interpretation by Committee. The Participant agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Participants awarded shares of Stock.

12. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed therein between residents thereof.

(b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

(c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

(d) Any notice, filing or delivery hereunder or with respect to shares of Stock subject to this Agreement shall be given to the Participant at either his or her usual work location or his or her home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 1700 Broadway, Suite 2300, Denver, Colorado 80290-2300, Attention: Corporate Secretary. All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

(e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Participant, except that the Participant may not transfer any interest in any shares of Stock subject to this Agreement prior to the release of the restrictions imposed by Section 3.

(f) This Agreement is subject in all respects to the terms and conditions of the Plan.

13. Change of Control. Notwithstanding any other provision to the contrary contained in this Agreement, effective upon a Change in Control (as defined in the Plan) prior to the forfeiture of the Target Shares, the restrictions imposed upon the Target Shares by Section 3 of this Agreement shall immediately be deemed to have lapsed and the Release Date shall be deemed to have occurred as of the date of the Change in Control with respect to such Target Shares.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and the Participant has hereunto affixed his or her signature, all as of the day and year first set forth above.

WHITING PETROLEUM CORPORATION

By:
James J. Volker
Chairman, President and Chief Executive Officer

Target Shares: